UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): September 9, 2004
                                                  (September 2, 2004)

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

                Nevada                   1-11151                 76-0364866
                ------                   -------                 ----------
 (State or other jurisdiction of     (Commission File        (I.R.S. Employer
  incorporation or organization)         Number)           Identification No.)


1300 West Sam Houston Parkway South, Suite 300, Houston, Texas          77042
--------------------------------------------------------------          -----
    (Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (713) 297-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.05   Costs Associated with Exit or Disposal Activities

On September 2, 2004, U.S. Physical Therapy, Inc. (the "Company") announced the closure of eight clinics. The press release is attached hereto as Exhibit 99.1.

On September 2, 2004 and after a thorough review of the Company's clinics, management decided to close eight unprofitable clinics reducing its present total number of clinics from 260 to 252. Of the planned closings, one clinic is located in each of the states of Connecticut, Florida, Louisiana, New Jersey, Michigan, Ohio, Texas and Washington. The Company expects to complete the closure of these clinics by September 30, 2004. The Company estimates that these closures will result in the Company recognizing an aggregate pre-tax charge to earnings of approximately $800,000 for its quarter ending September 30, 2004. The breakdown of this total charge by major type of cost is estimated as follows:


                   Type of Cost                     Amount
    ------------------------------------------- ----------------
    Lease obligations                                  $430,000
    Unamortized leasehold improvements                  185,000
    Other assets                                         52,000
    Unamortized goodwill                                 20,000
    Severance                                           113,000
                                                        -------
        Total                                          $800,000
                                                       ========

Of the total estimated $800,000 pre-tax earnings charge, the Company estimates $543,000 will result in future cash expenditures.


Item 9.01  Financial Statements and Exhibits

(a) None.

(b) None.

(c) Exhibits

Exhibits                 Description of Exhibits
--------                 -----------------------

99.1                     Press Release

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          U.S. PHYSICAL THERAPY, INC.


Dated: September 9, 2004          By:     /s/ LAWRANCE W. MCAFEE
                                          ----------------------
                                              Lawrance W. McAfee
                                              Chief Financial Officer
                                (duly authorized officer and principal financial
                                              and accounting officer)

                                INDEX TO EXHIBITS

EXHIBIT              DESCRIPTION OF EXHIBIT
-------              ----------------------

99.1                 Press Release dated September 2, 2004.*

* Furnished herewith